SUBSCRIPTION BOOKLET

DIGNYTE, INC.

COMMON STOCK

SUBSCRIPTION AND PURCHASE AGREEMENT

FOUNDERS SHARES OF COMMON STOCK

SUBSCRIPTION AND PURCHASE AGREEMENT

FOR

[Missing Graphic Reference]

DIGNYTE, INC.

Common Stock

Number of Shares Offered Hereby: 2,500,000

Price per Share: USD $0.004

Founders Shares Only

Offering Commencement Date of  May 1, 2011

_________________________________________________________________

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY
_________________________________________________________________

Investor(s)                                __________________________

         __________________________

Number of Shares                      __________________________

Date Signed                                __________________________

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

Persons interested in purchasing shares of DIGNYTE, INC. (the “Company”) common stock must complete and return this Agreement along with their check or money order to:

DIGNYTE, Inc.
605 W. Knox Rd.,
Suite 202
Tempe, AZ 85284

The Company is offering Two Million & Five Hundred Thousand shares of Common Stock of DIGNYTE, Inc., a Nevada Corporation with its principal office at 605 W. Knox Rd., Suite 202 Tempe, AZ 85284 (the “Shares”), to founding investors only, at an offering price of $0.004 per Share. The offering price has been established by the Company and is not related to the current market price, asset value, net worth or any other established criteria of value. The value has been detrmined arbitrarily by the management of the Company and not by any third party valuation and, thus, a conflict with respect to such valuation is present and investors are cautioned accordingly.  Proceeds will be used immediately upon acceptance of a subscription by the Company and may be used for any purpose as detrmined by the management of the Company in its sole discretion.

Subject only to acceptance hereof by the Company, in its sole discretion, the undersigned (the “Purchaser”) hereby subscribes for the number of Shares and at the aggregate subscription price set forth below.

An accepted copy of this Agreement will be returned to the Subscriber as a receipt, and the physical Common Stock certificate shall be delivered, upon request, to each Subscriber. The Laws of the State of Nevada do not require physical delivery of a certificate evidencing the ownership of the Shares; and, typically, such ownership is evidenced in the books and records of the Company, and a receipt is issued to each Subscriber.  The Company will do its best efforts to deliver the copy of this Agreement, a receipt of for the Shares (or a Series A Preferred Stock certificate, if requested) within thirty (30) days of the date this offering is closed by the Company (anticipated closing date on or before June 30, 2011), or as extended in the sole discretion of the Company.
By signing below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable State and Fedral securities laws.

1.           Subscription.

1.1
The Purchaser, intending to be legally bound hereby, hereby tenders this subscription for the purchase of _________________ Shares (the “Shares”) of DIGNYTE, INC., a Nevada corporation (the “Company”), at a price of USD $0.004 per share of Common Stock of the Company.

1.2	The Purchaser will deliver payment in cash directly to the Company, together with completed copies of all applicable Subscription Documents.

1.3
THE SECURITIES OFFERED HEREBY, AND THE SHARES OF COMMON STOCK OF DIGNYTE, INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAW OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES.

1.4
The Purchaser acknowledges that the Company is a  development stage company with limited revenues and currently not operating with positive cash-flow from operations, and there can be no assurances that the Company will ever develop profitable operations as currently contemplated. The Purchaser further acknowledges that an investment in the Shares is extremely speculative and that there is a substantial likelihood that the investor will lose their entire investment.

1.5
The Company’s current business plan is to continue to operate as a blank check company and seek target acquisitions that are accretive and profitable.  The Purchaser acknowledges that, even upon the purchase of the Shares, there can be no assurances that the Company will be able to accomplish any of the goals described in its business plan. The Purchaser assumes all the obligations and risks of investigating and conducting due diligence on the matters described in the Company’s business plan.

1.6
The Company intends to use the net proceeds from the sale of the Shares, after deduction for legal, commissions, accounting and other miscellaneous costs related to the sale of the Shares, for working capital to accomplish the objectives described in its business plan, including specifically, the potential investment of some or all of the proceeds from the sale of the Shares, to acquire a target company and complete a registration of a class of shares with the US Securities & Exchange Commission. There can be no assurances that the Company will be able to accomplish any of the objectives described in its business  plan.

1.7
The Purchaser expressly covenants and agrees that it will reasonably regard and preserve as confidential any and all information, including but not limited to trade secrets, marketing and sales information, pertaining to the Company’s business, including, but not limited to the information contained in its business  plan and such other information relating thereto which may be provided, directly or indirectly, to the Purchaser (“Confidential Information”).

1.8
The authorized capital of the Company is Twenty-Five Million (25,000,000) shares of Common Stock and Ten Million (10,000,000) shares of Preferred Stock, issuable in series as fixed by the Company’s Board of Directors from time to time.  As of May 1, 2011, the Company had NIL shares of common stock and NIL shares of preferred stock outstanding held of record by 0 stockholders.

2.           Representations and Warranties.

The Purchaser hereby represents and warrants to the Company as follows:

2.1
The Purchaser represents and warrants that it comes within one of the categories of “accredited investor” marked below or is not a “U.S. Person” and is purchasing in an “offshore transaction”, and the Purchaser has truthfully initialed the category which applies to the undersigned and has truthfully set forth the factual basis or reason the Purchaser comes within that category.  ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The Purchaser agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

2.2	The principal amount of the securities subscribed for by the Purchaser, as set forth in Section 14 hereof does not exceed ten percent (10%) of the Purchaser’s net worth.

2.3
The Purchaser has either a pre-existing personal or business relationship with the Company and its officers, directors and controlling persons or by reason of its business or financial expertise has the capacity to protect its own interest in connection with this transaction.

2.4
The Purchaser is acquiring the securities solely for the Purchasers own account for investment purposes as a principal and not with a view to resale or distribution of all or any part thereof. The Purchaser is aware that there are legal and practical limits on the Purchaser’s ability to sell or dispose of the securities, and, therefore, that the Purchaser must bear the economic risk of the investment for an indefinite period of time.

2.5
The Purchaser has reached the age of majority (if an individual) according to the laws of the state in which it resides and has adequate means of providing for the Purchaser’s current needs and possible personal contingencies and has need for only limited liquidity of this investment, The Purchaser’s commitment to liquid investments is reasonable in relation to the Purchaser’s net worth.

2.6
The Purchaser understands that the securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are required in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire such securities.

2.7
The Purchaser is not relying on the Company with respect to the tax and other economic considerations relating to this investment. In regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, its own personal tax, investment or other advisors.

2.8
The Purchaser, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement and each other document included as an exhibit to this Subscription Agreement for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which the Purchaser is executing this Subscription Agreement.

2.9
If the Purchaser is a corporation, the Purchaser is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the securities to be purchased by it and to execute and deliver this Subscription Agreement.

2.10
If the Purchaser is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners in the Purchaser (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Subscription Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

2.11
If the Purchaser is purchasing in a representative or fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom the Purchaser is so purchasing.

2.12
Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

2.13
The Purchaser or its professional advisor has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Company, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser or its professional advisor deems necessary to verify the accuracy of the information received.

2.14	The securities were not offered to the Purchaser through an advertisement in printed media of general and regular circulation, radio or television.

2.15
The Purchaser has relied completely on the advice of, or has consulted with, its own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, except to the extent such advisors shall be deemed to be as such.

2.16
If the Purchaser has consulted a purchaser representative (“Purchaser Representative”) to evaluate the merits and risks of the undersigned’s investment in the securities, the Purchaser Representative has completed a Purchaser Representative Questionnaire in the form supplied to him. The Purchaser or the Purchaser Representative has been granted the opportunity to examine documents and files, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of the Offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser or the Purchaser Representative deems necessary to verify the accuracy of the information received.

2.17
The Purchaser either alone or with its Purchaser Representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment.

3.           Acknowledgments.

The Purchaser is aware that:

3.1
The Purchaser recognizes that investment in the Company involves certain risks, including the potential loss by the Purchaser of interest on their investment herein, and the Purchaser has taken full cognizance of and understands all of the risk factors related to the purchase of the securities. The Purchaser recognizes that the information set forth in this Subscription Agreement does not purport to contain all the information, which would be contained in a registration statement under the Securities Act.

3.2	No federal or state agency has passed upon the securities or made any finding or determination as to the fairness of this transaction.

3.3
The securities and any component thereof have not been registered under the Securities Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Securities Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the securities and any component thereof under the Securities Act or unless an exemption from such registration is available.  Provided there is a market for the Company’s securities, the securities will not be eligible for sale for a period of one year from the date of purchase pursuant to the terms of Rule 144 of the Securities Act of 1933, unless registered pursuant to the terms and conditions of the attached Registration Rights Agreement.

3.4
There currently is no market for the Company’s securities. There can be no assurances that a market for the Company’s securities will ever develop or if developed, be sustained in the future. Consequently, the Purchaser may never be able to liquidate the Purchaser’s investment and the Purchaser may bear the economic risk of the Purchaser’s investment for an indefinite period of time.

3.5	The certificates for the securities, if issued, will bear the following legend to the effect that:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH UNITS, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.”

3.6	The Company may refuse to register any transfer of the securities not made in accordance with the Securities Act and the rules and regulations promulgated thereunder.

4.           Acceptance of Subscription.

The Purchaser hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Purchaser, provided that if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, any cash payments and copies of all executed Subscription Documents will be promptly returned (without interest or deduction in the case of cash payments).

5.           Indemnification.

The Purchaser agrees to indemnify and hold harmless the Company as well as the affiliates, officers, directors, partners, attorneys, accountants and affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

6.           Irrevocability.

The Purchaser hereby acknowledges and agrees, subject to the provisions of any applicable state securities laws providing for the refund of subscription amounts submitted by the Purchaser, if applicable, that the subscription hereunder is irrevocable and that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser, and the Purchasers respective heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person’s heirs, executors, administrators, successors, legal representatives and assigns.

7.           Modification.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

8.           Notices.

Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if; (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, and addressed, in the case of the Company, to the address given in the preamble hereof, and, if to the Purchaser, to the address set forth hereinafter; or (b) delivered personally at such address.

9.           Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

10.           Entire Agreement.

This Subscription Agreement, and the Appendices attached, contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.

11.           Severability.

Each provision of this Subscription Agreement is intended to be severable from every other provision and the invalidity or illegality of the remainder hereof.

12.           Transferability; Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

13.           Applicable Law and Forum.

This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with the laws of the State of Arizona. The federal and state courts of the State of Arizona shall have sole and exclusive jurisdiction over any dispute arising from this Offering and this Subscription Agreement.

14.           Subscription Information.

The Purchaser hereby subscribes, pursuant to this Subscription Agreement, dated as of October 31, 2011, for Shares in the amounts set forth in Paragraph 14.1 below, and tenders payment in cash in consideration therefore, as further set forth below. Please make checks delivered in respect of subscriptions hereunder in this offering to:

“DIGNYTE, Inc.” and sent via FedEx or similar carrier to:

Dignyte, Inc.
605 W Knox Rd.,
Suite 202
Tempe, AZ 85284

14.1	Number of Shares subscribed for, _________________ Shares against payment in cash in the amount of USD$_____________, representing USD $0.004 per Share.

if the Shares hereby subscribed for are to be owned by more than one person in any manner, the Purchaser understands and agrees that all of the co-owners of such Shares must sign this Subscription Agreement.

Please print above the exact name(s) in which the Shares are to be held.

IN WITNESS WHEREOF, the undersigned Purchaser does represent and certify under penalty of perjury that the foregoing statements are true and correct and that it has (they have) by the following signature(s) executed this Subscription Agreement this _______ day of _______________ , 201__, at _________________________________, ___________________.

{SIGNATURE PAGE TO FOLLOW}

INDIVIDUAL

Address to which Correspondence
Should be Directed

Signature (Individual)                                                                               Name

Street Address

Signature (All record holders should sign)                                            City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

Telephone Number

CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

Address to which Correspondence
Should be Directed

Name of Entity                                                                               Street Address

By:

              * Signature                                                                               City, State and Zip Code

Its:

Title	Tax Identification or Social Security Number

(                  )

Name Typed or Printed	Telephone Number

*If Shares are being subscribed for by a corporation, partnership, trust or other entity, the Certificate of Signatory on the following page must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an entity.

I, _____________________________________________________, am the President of ______________________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of ________________________, 201__.

ACCEPTANCE

This Subscription Agreement is accepted as of __________________________, 201__.

DIGNYTE, INC., a Nevada Corporation

By:	/S/ Andreas A. McRobbie-Johnson
Andreas A. McRobbie-Johnson
President & CEO